Exhibit 10.1
                            SHARE ISSUANCE AGREEMENT

                                   dated as of

                                  May 18, 2001

                                      among

                            CoX Communications, Inc.,

                                 COX@HOME, INC.,

                                       and

                                   AT&T CORP.



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







                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----

                                    ARTICLE 1
                                   DEFINITIONS

   Section 1.01.  Definitions.....................................................................................1

                                    ARTICLE 2
                              ISSUANCE AND DELIVERY

   Section 2.01.  Issuance and Delivery...........................................................................2
   Section 2.02.  Closing.........................................................................................3

                                    ARTICLE 3
               REPRESENTATIONS AND WARRANTIES OF COX AND COX@HOME

   Section 3.01.  Corporate Existence and Power...................................................................3
   Section 3.02.  Corporate Authorization.........................................................................3
   Section 3.03.  Governmental Authorization......................................................................3
   Section 3.04.  Noncontravention................................................................................3
   Section 3.05.  Private Placement...............................................................................4
   Section 3.06.  HSR Matters.....................................................................................4

                                    ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF AT&T

   Section 4.01.  Corporate Existence and Power...................................................................5
   Section 4.02.  Corporate Authorization.........................................................................5
   Section 4.03.  Governmental Authorization......................................................................5
   Section 4.04.  Capital Stock...................................................................................5
   Section 4.05.  Share Authorization; Ownership..................................................................5
   Section 4.06.  Noncontravention................................................................................5
   Section 4.07.  HSR Matters.....................................................................................6

                                    ARTICLE 5
                          COVENANTS OF COX AND COX@HOME

   Section 5.01.  Notices of Certain Events.......................................................................6

                                    ARTICLE 6
                                COVENANTS OF AT&T

   Section 6.01.  Notices of Certain Events.......................................................................6

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                                                                                                               Page
                                    ARTICLE 7                                                                  ----
                                MUTUAL COVENANTS

   Section 7.01.  Reasonable Efforts; Further Assurances..........................................................7
   Section 7.02.  Certain Filings.................................................................................7
   Section 7.03.  Public Announcements............................................................................7
   Section 7.04.  Restrictive Legend on Certificates..............................................................7
   Section 7.05.  Tax Matters.....................................................................................8

                                    ARTICLE 8
                              CONDITIONS TO CLOSING

   Section 8.01.  Conditions to Obligations of the Parties........................................................8
   Section 8.02.  Conditions to Obligation of AT&T................................................................9
   Section 8.03.  Conditions to Obligation of Cox and Cox@Home....................................................9

                                    ARTICLE 9
                            SURVIVAL; INDEMNIFICATION

   Section 9.01.  Survival........................................................................................9
   Section 9.02.  Indemnification................................................................................10
   Section 9.03.  Procedures.....................................................................................10

                                   ARTICLE 10
                                   TERMINATION

   Section 10.01.  Grounds for Termination.......................................................................10
   Section 10.02.  Effect of Termination.........................................................................11
   Section 10.03.  Post-Closing Termination......................................................................11

                                   ARTICLE 11
                                  MISCELLANEOUS

   Section 11.01.  Notices.......................................................................................11
   Section 11.02.  Amendments and Waivers........................................................................12
   Section 11.03.  Expenses......................................................................................13
   Section 11.04.  Successors and Assigns........................................................................13
   Section 11.05.  Governing Law.................................................................................13
   Section 11.06.  Jurisdiction..................................................................................13
   Section 11.07.  Waiver of Jury Trial..........................................................................13
   Section 11.08.  Counterparts; Third Party Beneficiaries.......................................................13
   Section 11.09.  Captions......................................................................................14

                                       ii

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                            SHARE ISSUANCE AGREEMENT

     AGREEMENT dated as of May 18, 2001 among Cox Communications, Inc. a Delaware corporation with its offices located at 1400 Lake Hearn Drive, Atlanta, GA 30319 ("Cox"), Cox@Home, Inc., a Delaware corporation and a wholly owned subsidiary of Cox formerly known as Cox Teleport Providence, Inc., with its offices located at 2711 Centerville Road, Suite 400, Wilmington, DE 19808 ("Cox@Home") and AT&T Corp., a New York corporation with its offices located at 295 North Maple Avenue, Basking Ridge, New Jersey 07920 ("AT&T").

                                 R E C I T A L :

     WHEREAS, on March 28, 2000 AT&T, Cox, Comcast Corporation, At Home Corporation, and certain of their respective subsidiaries entered into a letter agreement (the "Letter Agreement"), including term sheets attached thereto as Annexes A, B and C (collectively, the "Term Sheets");

     WHEREAS, Cox@Home, Cox and AT&T desire to enter into this Share Issuance Agreement pursuant to which, upon the terms and subject to the conditions herein set forth, AT&T will issue to Cox@Home 75,000,000 shares of AT&T common stock, par value $1.00 per share ("AT&T Shares"), and the Cox Put (as defined below) shall thereupon be deemed fully satisfied;

     NOW THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1
                                   DEFINITIONS

     Section 1.01 Definitions. (a) The following terms, as used herein, have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

     "AT&T Shares" has the meaning set forth in the Recital.

     "Closing Date" means the date of the Closing.

     "Cox Put" means the rights and obligations set forth in Section 1 of Term Sheet Annex A to the Letter Agreement, other than those that are between or among AT&T, Comcast Corporation and their respective affiliates.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "Letter Agreement" has the meaning set forth in the Recital.

     "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

     "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Put Satisfaction Acknowledgment" means the letter agreement between AT&T, Cox, and Cox@Home, substantially in the form attached as Exhibit A hereto.

     "Registration Rights Agreement" means the Registration Rights Agreement between AT&T and Cox@Home, substantially in the form attached as Exhibit B hereto.

     "Term Sheets" has the meaning set forth in the Recital.

     (b) Each of the following terms is defined in the Section set forth opposite such term:

Term                                              Section

Certificate                                         7.04
Closing                                             2.02
Closing Price                                       7.05
Damages                                             9.02
Indemnified Party                                   9.03
Indemnifying Party                                  9.03
Warranty Breach                                     9.02

                                   ARTICLE 2
                              ISSUANCE AND DELIVERY

     Section 2.01 Issuance and Delivery. Upon the terms and subject to the conditions of this Agreement, AT&T agrees to issue and deliver to Cox@Home, and Cox@Home agrees to accept from AT&T, the AT&T Shares at the Closing. Immediately upon delivery by AT&T to Cox@Home of the AT&T Shares, AT&T and its subsidiaries shall be deemed to have satisfied the Cox Put in full. The AT&T Shares shall be delivered as provided in Section 2.02. Except for the satisfaction in full of the Cox Put, the Letter Agreement shall be unaffected by this Agreement.

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     Section 2.02  Closing.  The closing (the  "Closing") of the issuance of the
AT&T Shares hereunder shall take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, as promptly as practicable, but in no event later than 5 business days, after satisfaction of the conditions set forth in Article 8, or at such other time or place as the parties may agree. At the Closing AT&T shall deliver to Cox@Home not more than six certificates for the AT&T Shares registered in the name of Cox@Home and in such denominations as Cox@Home shall request in writing not later than three full business days prior to the Closing Date with any transfer taxes payable in connection with the transfer of the AT&T Shares to Cox@Home duly paid by AT&T.

                                   ARTICLE 3
               REPRESENTATIONS AND WARRANTIES OF COX AND COX@HOME

     Cox (with respect to itself and to Cox@Home) and Cox@Home (solely as to itself) represent and warrant to AT&T as of the date hereof and as of the Closing Date that:

     Section 3.01 Corporate Existence and Power. Each of Cox and Cox@Home is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. Cox@Home is a wholly owned subsidiary of Cox.

     Section 3.02 Corporate Authorization. The execution, delivery and performance by each of Cox and Cox@Home of this Agreement and the consummation of the transactions contemplated hereby are within Cox@Home's and Cox's respective corporate powers and have been duly authorized by all necessary corporate action on the part of both Cox and Cox@Home. Assuming due execution by AT&T, this Agreement constitutes a valid and binding agreement of Cox and Cox@Home.

     Section 3.03 Governmental Authorization. The execution, delivery and performance by Cox and Cox@Home of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency or official, other than (i) compliance with any applicable requirements of the HSR Act, if any; (ii) compliance with any applicable requirements of the 1933 Act; and (iii) compliance with any applicable requirements of the 1934 Act.

     Section 3.04 Noncontravention. The execution and delivery by each of Cox and Cox@Home of, and the performance by each of Cox and Cox@Home of its respective obligations under, this Agreement will not, assuming compliance with the matters referred to in Section 3.03, contravene any provision of applicable law or the certificate of incorporation or by-laws of Cox@Home or Cox, as the case may be, or any agreement or other instrument binding upon Cox@Home, Cox or any of their respective subsidiaries, that is material to Cox@Home, Cox and their respective subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Cox@Home, Cox or any of their respective subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Cox@Home or Cox of their respective obligations under this Agreement.

     Section 3.05 Private Placement. (a) Cox@Home is acquiring the AT&T Shares solely for the purpose of investment for Cox@Home's own account, not as a nominee or agent, and not with a view to, or for offer or sale in connection with, any distribution thereof in any transaction which would be in violation of the securities laws of the United States of America or any state thereof. Neither Cox@Home nor Cox has any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the AT&T Shares. Cox@Home understands that the AT&T Shares have not been registered under the 1933 Act by reason of a specific exemption from the registration provisions of the 1933 Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

     (b) Cox@Home has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the AT&T Shares and Cox@Home is capable of bearing the economic risks of such investment, including a complete loss of its investment in the AT&T Shares.

     (c) Cox@Home understands that the AT&T Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act, or the availability of an exemption therefrom, and that in the absence of an effective registration statement covering such stock or an available exemption from registration, such AT&T Shares must be held indefinitely. Cox@Home shall not sell, transfer or otherwise dispose of any AT&T Shares except in a manner fully consistent with its representations contained in this Section 3.05 and otherwise in full compliance with the terms and conditions of this Agreement and the provisions of applicable law. Cox and Cox@Home each understands that AT&T is under no obligation to register the AT&T Shares exchanged hereunder except as provided in the Registration Rights Agreement.

     Section 3.06 HSR Matters. Cox@Home and its Affiliates that, as defined in 16 C.F.R. ss. 801.1(b), "control," "are controlled by" or "are under common control with" Cox@Home hold in the aggregate less than 0.5% of the outstanding voting securities of AT&T. The AT&T Shares are being acquired by Cox@Home, and will be held by Cox@Home and its Affiliates, "solely for the purpose of investment," as such term is defined in 16 C.F.R. ss. 801.1(i)(1).

                                   ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF AT&T

     AT&T represents and warrants to Cox and Cox@Home as of the date hereof and as of the Closing Date that:

     Section 4.01 Corporate Existence and Power. AT&T has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as currently conducted and (1) is duly qualified to transact business, (2) is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, and (3) has all material governmental licenses, authorizations, permits, consents and approvals required to own its property and to conduct its business as currently conducted, except in the cases of (1), (2) and (3) to the extent that the failure to be so qualified or be in good standing or to have such licenses, authorizations, permits, consents and approvals would not have a material adverse effect on AT&T and its subsidiaries, taken as a whole.

     Section 4.02 Corporate Authorization. The execution, delivery and performance by AT&T of this Agreement and the consummation of the transactions contemplated hereby are within AT&T's corporate powers and have been duly authorized by all necessary corporate action on the part of AT&T. Assuming the due execution by Cox and Cox@Home, this Agreement constitutes a valid and binding agreement of AT&T.

     Section 4.03 Governmental Authorization. The execution, delivery and performance by AT&T of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency or official, other than (i) compliance with any applicable requirements of the 1933 Act; and (ii) compliance with any applicable requirements of the 1934 Act.

     Section 4.04 Capital Stock. The authorized capital stock of AT&T conforms in all material respects to the description thereof contained in the
Registration Statement on Form S-4 of AT&T filed with the Securities and Exchange Commission on April 19, 2001 under the heading "Description of AT&T Capital Stock", as amended or supplemented to the date hereof.

     Section 4.05 Share Authorization; Ownership. (a) The AT&T Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such AT&T Shares will not be subject to any preemptive or similar rights.

     (b) AT&T will deliver to Cox@Home at the Closing valid title to the AT&T Shares free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of the AT&T Shares, other than restrictions arising under applicable law).

     Section 4.06 Noncontravention. The execution and delivery by AT&T of, and the performance by AT&T of its obligations under, this Agreement will not, assuming compliance with the matters referred to in Section 4.03, contravene any provision of applicable law or the certificate of incorporation or by-laws of AT&T, or any agreement or other instrument binding upon AT&T or any of its subsidiaries that is material to AT&T and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over AT&T or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by AT&T of its obligations under this Agreement.

     Section 4.07 HSR Matters. The AT&T Shares will, upon delivery pursuant to this Agreement, comprise less than 5% of AT&T's outstanding voting securities.

                                   ARTICLE 5
                          COVENANTS OF COX AND COX@HOME

         Cox and Cox@Home agree that:

     Section 5.01 Notices of Certain Events. Cox and Cox@Home shall promptly notify AT&T of:

(a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

(c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting Cox@Home or Cox that cause or could reasonably be expected to cause the condition set forth in Section 8.01(a) or 8.01(d) not to be fulfilled.

                                   ARTICLE 6
                                COVENANTS OF AT&T

         AT&T agrees that:

     Section 6.01 Notices of Certain Events. AT&T shall promptly notify Cox@Home of:

(a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

(c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting AT&T that cause or could reasonably be expected to cause the condition set forth in Section 8.01(a) or 8.01(d) not to be fulfilled.

                                   ARTICLE 7
                                MUTUAL COVENANTS

         The parties hereto agree that:

     Section 7.01 Reasonable Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, AT&T, Cox and Cox@Home will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations or otherwise to consummate the transactions contemplated by this Agreement.
Cox@Home, Cox and AT&T agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

     Section 7.02 Certain Filings. (a) Cox@Home, Cox and AT&T shall cooperate with one another (i) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (ii) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

     Section 7.03 Public Announcements. The parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except for any press releases and public statements the making of which may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.

     Section 7.04 Restrictive Legend on Certificates. Cox and Cox@Home each agrees to the imprinting, so long as required by law, of a legend on all certificates representing AT&T Shares received at the consummation of the transactions contemplated by this Agreement (each such certificate, a "Certificate") to the following effect:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

The legend set forth above may be removed if and when the AT&T Shares represented by a Certificate are disposed of pursuant to an effective registration statement under the Securities Act or upon the selling party's receipt of an opinion of counsel, in form and substance and from counsel reasonably satisfactory to AT&T and its counsel, confirming that any sale or transfer of the shares represented by the Certificate will not require registration of such shares under the Securities Act or under any blue sky or similar laws. In such event, the holder of any Certificate may exchange it for a new certificate, without legend, representing the same number of shares as were represented by the Certificate so exchanged, and AT&T shall promptly issue and deliver such new certificate upon receipt of the Certificate, which shall thereupon be cancelled.

     Section 7.05 Tax Matters. Each of AT&T, Cox and Cox@Home agrees, unless otherwise required pursuant to a determination under Section 1313 of the Internal Revenue Code of 1986, as amended, to treat as income and amount realized (in the case of Cox and Cox@Home) and deduction (in the case of AT&T), in each case, for U.S. federal income tax purposes an amount equal to $21.98 multiplied by the number of AT&T Shares issued to Cox@Home at the Closing, and to not take any position inconsistent therewith.

                                   ARTICLE 8
                              CONDITIONS TO CLOSING

     Section 8.01 Conditions to Obligations of the Parties. The obligations of AT&T, Cox and Cox@Home to consummate the Closing are subject to the satisfaction of the following conditions:

     (a) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing.

     (b) All actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the Closing shall have been taken, made or obtained.

     (c) The Put Satisfaction Acknowledgment shall have been entered into by AT&T, Cox and Cox@Home.

     (d) There is no action, suit, investigation or proceeding before any governmental entity (including any court) of competent jurisdiction that challenges or seeks to prevent, enjoin or alter the transactions contemplated by this Agreement, including the entering into of the Put Satisfaction Agreement.

     Section 8.02 Conditions to Obligation of AT&T. The obligation of AT&T to consummate the Closing is subject to the satisfaction of the following further conditions:

     (a) (i) Each of Cox and Cox@Home shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing Date, (ii) the representations and warranties of Cox and Cox@Home contained in this Agreement and in any certificate or other writing delivered by Cox@Home or Cox pursuant hereto (A) that are qualified by materiality or material adverse effect shall be true at and as of the Closing Date as if made at and as of such date, and (B) that are not qualified by materiality or material adverse effect shall be true in all material respects at and as of the Closing Date as if made at and as of such date, and (iii) AT&T shall have received a certificate signed by a duly authorized officer of Cox to the foregoing effect.

     Section 8.03 Conditions to Obligation of Cox and Cox@Home. The obligation of Cox and Cox@Home to consummate the Closing is subject to the satisfaction of the following further conditions:

     (a) (i) AT&T shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date, (ii) the representations and warranties of AT&T contained in this Agreement and in any certificate or other writing delivered by AT&T pursuant hereto (A) that are qualified by materiality or material adverse effect shall be true at and as of the Closing Date as if made at and as of such date, and (B) that are not qualified by materiality or material adverse effect shall be true in all material respects at and as of the Closing Date as if made at and as of such date and (iii) Cox@Home shall have received a certificate signed by a duly authorized officer of AT&T to the foregoing effect.

     (b) The Registration Rights Agreement shall have been, or concurrently with the Closing shall be, entered into by AT&T.

     (c) AT&T shall have delivered such documentation as will permit Cox@Home to participate in AT&T's existing offer to exchange outstanding shares of AT&T common stock for shares of AT&T Wireless Group tracking stock, as provided for in Amendment No. 4 to the registration statement on Form S-4 filed by AT&T on April 19, 2001.

                                   ARTICLE 9
                            SURVIVAL; INDEMNIFICATION

     Section 9.01 Survival. The covenants, agreements, representations and warranties of the parties hereto contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing until the first anniversary of the Closing Date; provided that the representations and warranties contained in Sections 3.05 and
4.05 shall survive indefinitely. Notwithstanding the preceding sentence, any covenant, agreement, representation or warranty in respect of which indemnity may be sought under this Agreement shall survive until the termination of any claim for indemnity in respect thereof if notice of the inaccuracy or breach thereof giving rise to such right of indemnity shall have been given to the party against whom such indemnity may be sought prior to the time set forth in the preceding sentence.

     Section 9.02 Indemnification. (a) Cox hereby indemnifies AT&T and its Affiliates against and agrees to hold each of them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("Damages") incurred or suffered by AT&T or any Affiliate of AT&T arising out of any misrepresentation or breach of warranty (each such misrepresentation and breach of warranty a "Warranty Breach") or breach of covenant or agreement made or to be performed by Cox@Home or Cox pursuant to this Agreement.

     (b) AT&T hereby indemnifies Cox and its Affiliates against and agrees to hold each of them harmless from any and all Damages incurred or suffered by Cox or any of its Affiliates arising out of any Warranty Breach or breach of covenant or agreement made or to be performed by AT&T pursuant to this Agreement.

     Section 9.03 Procedures.  The party seeking  indemnification  under Section
9.02 (the "Indemnified Party") agrees to give prompt notice to the party against whom indemnity is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under such Section and will provide the Indemnifying Party such information with respect thereto that the Indemnifying Party may reasonably request. The Indemnifying Party may at the request of the Indemnified

Party participate in and control the defense (or, in the case of any alleged Warranty Breach relating to Section 3.05 or 4.05, shall be entitled to assume and control the defense) of any such suit, action or proceeding at its own expense. The Indemnifying Party shall not be liable under Section 9.02 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder.

                                   ARTICLE 10
                                   TERMINATION

     Section 10.01 Grounds for Termination. This Agreement may be terminated at any time prior to the Closing:

     (a) by mutual written agreement of Cox and AT&T ;

     (b) by either Cox or AT&T if the Closing shall not have been consummated on or before June 30, 2001;

     (c) by either Cox or AT&T if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction;

     (d) by either Cox or AT&T if there has been a material misrepresentation or breach of covenant or other obligation hereunder on the part of AT&T (in the case of termination by Cox) or Cox@Home or Cox (in the case of termination by AT&T) which misrepresentation or breach has the effect of making any condition to obligations hereunder of the party seeking termination incapable of being fulfilled and is either incurable or, if curable, is not cured within 30 days of the date notice of such misrepresentation or breach is received by the other party; or

     (e) automatically upon termination of the Letter Agreement (in whole, or as to Cox) in accordance with its terms.

The party desiring to terminate this Agreement pursuant to clauses 10.01(b), 10.01(c) or 10.01(d) shall give notice of such termination to the other party.

     Section 10.02 Effect of Termination. If this Agreement is terminated as permitted by Section 10.01, such termination shall be without liability of either party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement; provided that nothing herein shall relieve any party for willful breach or willful failure to perform. If this Agreement is terminated as permitted by Section 10.01, other than Section 10.01(e), such termination (1) shall affect only this Agreement and (2) shall not affect any other arrangements, or agreements among the parties, including without limitation the parties' rights and obligations under the Letter Agreement, and, if such termination occurs prior to the Closing, the Cox Put shall remain effective in accordance with the terms of the Letter Agreement. The provisions of Sections 11.03, 11.05, 11.06 and 11.07 shall survive any termination hereof pursuant to Section 10.01.

     Section 10.03 Post-Closing Termination. Any provisions of this Agreement that, pursuant to Section 9.01 hereof, survive the Closing may be terminated only after the Closing by mutual written agreement of Cox and AT&T.


                                   ARTICLE 11
                                  MISCELLANEOUS

     Section 11.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

         if to Cox@Home or Cox, to:

                  Cox@Home, Inc.
                  1105 North Market Street
                  Suite 1300
                  Wilmington, DE  19899
                  Attention:  President
                  Fax:  (302) 651-8425

                  with a copy to:

                  Dow, Lohnes & Albertson, PLLC
                  1200 New Hampshire Avenue, N.W.
                  Washington, DC  20036
                  Attention:  Stuart A. Sheldon, Esq.
                  Fax:  (202) 776-2222

         if to AT&T, to:

                  AT&T Corp.
                  295 North Maple Avenue
                  Basking Ridge, New Jersey  07920
                  Attention:  Marilyn J. Wasser, Esq.
                  Vice President - Law and Secretary
                  Fax:  (908) 221-6618

                  with a copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, New York  10019
                  Attention:  Steven A. Rosenblum, Esq.
                  Fax:  (212) 403-2000

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     Section 11.02 Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 11.03 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

     Section 11.04 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto; provided, however, that Cox@Home may assign, delegate or otherwise transfer all, but not less than all, of its rights hereunder to any wholly-owned subsidiary of Cox without the consent of AT&T.

     Section 11.05 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.

     Section 11.06 Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11.01 shall be deemed effective service of process on such party.

     Section 11.07 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 11.08 Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     Section 11.09 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                      AT&T CORP.


                      By:  /s/Raymond E. Liquori
                           ------------------------------------------------
                           Name: Raymond E. Liquori
                           Title: Mergers and Acquisitions Vice President and
                                  Assistant Treasurer


                      COX COMMUNICATIONS, INC.


                      By:  /s/Mark Major
                           ------------------------------------------------
                           Name: Mark Major
                           Title: Treasurer


                      COX@HOME, INC.


                      By:  /s/Mark Major
                           ------------------------------------------------
                           Name: Mark Major
                           Title: Treasurer












                  [Signature page to Share Issuance Agreement]